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                                                                    Exhibit 99.2




                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of American Plumbing & Mechanical, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David C. Baggett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 14, 2002                          /s/ David C. Baggett
                                                  -------------------
                                                      David C. Baggett
                                                      Chief Financial Officer